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Statement of Additional Information Supplement dated February 26, 2016

Invesco Senior Loan Fund

This supplement supersedes and replaces in its entirety the information included in the supplement to the Statement of Additional Information dated January 29, 2016.

The purpose of this supplement is to provide you with changes to the current Statement of Additional Information for Class A, Class B, Class C, Class Y, Class IB and Class IC shares of Invesco Senior Loan Fund (hereinafter referred to as the Fund or Trust).

Effective as of the close of business on December 31, 2015, Messrs. Rodney F. Dammeyer and Hugo F. Sonnenschein retired as trustees of the Fund and any references to Messrs. Dammeyer and Sonnenschein serving as a trustee or committee member are hereby removed.

Effective as of January 29, 2016, the Board of Trustees of the Fund appointed Eli Jones, Ph.D. and Robert C. Troccoli as trustees of the Fund. The following ^ information is added ^ under “Trustee and Officers – Additional Information about the Trustees”” in the Statement of Additional Information for the Fund.

Independent Trustees

“Dr. Eli Jones. Dr. Eli Jones has been a member of the Board of Trustees of the Invesco Funds since 2016. Dr. Jones is the dean of the Mays Business School at Texas A&M University and holder of the Peggy Pitman Mays Eminent Scholar Chair in Business. Dr. Jones has served as a director of Insperity, Inc. since April 2004 and is chair of the Compensation Committee and a member of the Nominating and Corporate Governance Committee. Prior to his current position, from 2012-2015, Dr. Jones was the dean of the Sam M. Walton College of Business at the University of Arkansas and holder of the Sam M. Walton Leadership Chair in Business. Prior to joining the faculty at the University of Arkansas, he was dean of the E. J. Ourso College of Business and Ourso Distinguished Professor of Business at Louisiana State University from 2008 to 2012; professor of marketing and associate dean at the C.T. Bauer College of Business at the University of Houston from 2007 to 2008; an associate professor of marketing from 2002 to 2007; and an assistant professor from 1997 until 2002. He taught at Texas A&M University for several years before joining the faculty of the University of Houston. Dr. Jones served as the executive director of the Program for Excellence in Selling and the Sales Excellence Institute at the University of Houston from 1997 to 2007. Before becoming a professor, he worked in sales and sales management for three Fortune 100 companies: Quaker Oats, Nabisco, and Frito-Lay. Dr. Jones is a past director of Arvest Bank. He received his Bachelor of Science degree in journalism in 1982, his MBA in 1986 and his Ph.D. in 1997, all from Texas A&M University. The Board believes that Dr. Jones’ experience in academia and his experience in marketing benefits the Fund.

Robert C. Troccoli. Robert C. Troccoli has been a member of the Board of Trustees of the Invesco Funds since 2016. Mr. Troccoli retired in 2010 after a 39-year career with KPMG LLP. Since 2013 he has been an adjunct professor at the University of the Denver office’s Daniels College of Business. Mr. Troccoli’s leadership roles during his career with KPMG included managing partner and partner in charge of Denver’s Financial Services Practice. He served regulated investment companies, investment advisors, private partnerships, private equity funds, sovereign wealth funds, and financial services companies. Toward the end of his career, Mr. Troccoli was a founding member of KPMG’s Private Equity Group in New York City, where he served private equity firms and sovereign wealth funds. Mr. Troccoli also served mutual fund clients along with several large private equity firms as Global Lead Partner of KPMG’s Private Equity Group. The Board believes that Mr. Troccoli’s experience as a partner in a large accounting firm and his knowledge of investment companies, investment advisors, and private equity firms benefits the Fund.”

Effective February 22, 2016, Lisa Brinkley retired as Chief Compliance Officer of the Fund and any references to Lisa Brinkley serving as Chief Compliance Officer are hereby removed. Robert Leveille has been appointed as the Chief Compliance Officer of the Fund effective February 22, 2016.

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The following information is added to the table under “Trustees and Officers” in the Statement of Additional Information for the Fund.

Independent Trustees
“Name, Age and Address (1) of Independent Trustee	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Invesco Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Eli Jones – 1961	Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff)

Robert C. Troccoli – 1949	Trustee	2016	Adjunct Professor and Executive-in-Residence, University of Denver – Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None”

Officers
“Name, Age and Address (1) of Officer	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Robert R. Leveille – 1969	Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds”

Invesco-SLO-SUP-3-022616